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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 13, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                          1-13925                    38-3389456
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 11, 2003, in response to a request by management that Deloitte & Touche LLP ("D&T"), Championship Auto Racing Teams, Inc.'s (the "Company") independent auditor, reissue its report on the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, in connection with the filing by the Company of a proxy statement on November 13, 2003 relating to the pending transaction with Open Wheel Racing Series LLC, D&T informed management that D&T's report on the Company's financial statements as of December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002 would include an explanatory paragraph indicating that developments during the nine-month period ended September 30, 2003 raise substantial doubt about the Company's ability to continue as a going concern. The report and financial statements referred to in the previous sentence, including unaudited financial information as of September 30, 2003, and the nine month periods ended September 30, 2003 and 2002, are filed as part of this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is incorporated by reference as part of this Report:

Exhibit         Description
-------         -----------
99.1            Annex G of the proxy statement filed by the Company on
                November 13, 2003



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of November, 2003.

                                         CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                         By:   /s/ Thomas L. Carter
                                             ----------------------------------
                                               Thomas L. Carter,
                                               Chief Financial Officer


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